UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

Agios Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36014	26-0662915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Sidney Street, Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 649-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On May 1, 2017, the Audit Committee of the Board of Directors (the “Audit Committee”) of Agios Pharmaceuticals, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm, effective May 5, 2017.

The reports of E&Y on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through May 5, 2017 there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of E&Y would have caused E&Y to make reference thereto in its reports.

The Company provided E&Y with a copy of the disclosures it is making in this Item 4.01(a) of this Current Report on Form 8-K and requested that E&Y furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements above, and, if not, stating the respects in which it does not agree. A copy of E&Y’s letter dated May 5, 2017 is filed as Exhibit 16.1 hereto.

(b) On May 1, 2017, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective May 5, 2017, for the fiscal year ending December 31, 2017.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through May 5, 2017, neither the Company nor anyone on its behalf consulted with PwC regarding (i) either: the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report or oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are included in this report:

Exhibit No.	Description

16.1	Letter dated May 5, 2017 from E&Y to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGIOS PHARMACEUTICALS, INC.

Date: May 5, 2017	By:	/s/ David P. Schenkein
David P. Schenkein, M.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated May 5, 2017 from E&Y to the Securities and Exchange Commission.